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                                                                   EXHIBIT 10.10


                             STOCK PLEDGE AGREEMENT

         This Agreement is made and entered into as of March 15, 1996, between EXCITE, INC., a California corporation (the "Company"), and Brett Bullington ("Pledgor").

                                 R E C I T A L S

         A. In exchange for Pledgor's Secured Full Recourse Promissory Note to the Company of even date herewith (the "Note"), the Company has issued and sold to Pledgor 12,887 shares of its Common Stock (the "Shares") pursuant to the terms and conditions of that Stock Option Exercise Agreement between the Company and Pledgor of even date herewith (the "Purchase Agreement").

         B. Pledgor has agreed that repayment of the Note will be secured by the pledge of the Shares pursuant to this Agreement.

         NOW, THEREFORE, the parties agree as follows:

         1. CREATION OF SECURITY INTEREST. Pursuant to the provisions of the California Commercial Code, Pledgor hereby grants to the Company, and the Company hereby accepts, a first and present security interest in the Shares as collateral to secure the payment of Pledgor's obligation to the Company under the Note. Pledgor herewith delivers to the Company Common Stock certificate No. 68, representing all the Shares, together with one stock power for each certificate in the form attached as an Exhibit to the Purchase Agreement, duly executed (with the date and number of shares left blank) by Pledgor and Pledgor's spouse, if any. For purposes of this Agreement, the Shares pledged to the Company hereby, together with any additional collateral pledged pursuant to Sections 5 and 6 hereof, will hereinafter be collectively referred to as the "Collateral." Pledgor agrees that the Collateral pledged to the Company will be deposited with and held by the Escrow Holder (as defined in the Purchase Agreement) and that, notwithstanding anything to the contrary in the Purchase Agreement, for purposes of carrying out the provisions of this Agreement, Escrow Holder will act solely for the Company as its agents.

         2. REPRESENTATIONS AND WARRANTIES. Pledgor hereby represents and warrants to the Company that Pledgor has good title (both record and beneficial) to the Collateral, free and clear of all claims, pledges, security interests, liens or encumbrances of every nature whatsoever, and that Pledgor has the right to pledge and grant the Company the security interest in the Collateral granted under this Agreement. Pledgor further agrees that, until the entire principal sum and all accrued interest due under the Note has been paid in full, Purchaser will not, without the Company's prior written consent, (i) sell, assign or transfer, or attempt to sell, assign or transfer, any of the Collateral, or (ii) grant or create, or attempt to grant or create, any security interest, lien, pledge, claim or other encumbrance with respect to any of the Collateral.

         3. RIGHTS ON DEFAULT. In the event of default (as defined in the Note) by Pledgor under the Note, the Company will have full power to sell, assign and deliver the whole or any part of the Collateral at the broker's exchange or elsewhere, at public or private sale, at the option
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of the Company, in order to satisfy any part of the obligations of Pledgor now existing or hereinafter arising under the Note. On any such sale, the Company or its assigns may purchase all or any part of the Collateral. In addition, at its sole option, the Company may elect to retain all the Collateral in full satisfaction of Pledgor's obligation under the Note, in accordance with the provisions and procedures set forth in the California Commercial Code.

         4. ADDITIONAL REMEDIES. The rights and remedies granted to the Company herein upon default under the Note will be in addition to all the rights, powers and remedies of the Company under the California Commercial Code and applicable law and such rights, powers and remedies will be exercisable by the Company with respect to all of the Collateral. Pledgor agrees that the Company's reasonable expenses of holding the Collateral, preparing it for resale or other disposition, and selling or otherwise disposing of the Collateral, including attorneys' fees and other legal expenses, will be deducted from the proceeds of any sale or other dispositions and will be included in the amounts Pledgor must tender to redeem the Collateral. All rights, powers and remedies of the Company will be cumulative and not alternative. Any forbearance or failure or delay by the Company in exercising any right, power or remedy hereunder will not be deemed to be a waiver of any such right, power or remedy and any single or partial exercise of any such right, power or remedy hereunder will not preclude the further exercise thereof.

         5. DIVIDENDS; VOTING. All dividends hereinafter declared on or payable with respect to the Collateral during the term of this pledge (excluding only ordinary cash dividends, which will be payable to Pledgor so long as Pledgor is not in default under the Note) will be immediately delivered to the Company to be held in pledge under this Agreement. Notwithstanding this Agreement, so long as Pledgor owns the Share and is not in default under the Note, Pledgor will be entitled to vote any share comprising the Collateral, subject to any proxies granted by Pledgor.

         6. ADJUSTMENTS. In the event that during the term of this pledge, any stock dividend, reclassification, readjustment, stock split or other change is declared or made with respect to the Collateral, or if warrants or any other rights, options or securities are issued in respect of the Collateral, then all new, substituted and/or additional shares or other securities issued by reason of such change or by reason of the exercise of such warrants, rights, options or securities, will be immediately pledged to the Company to be held under the terms of this Agreement in the same manner as the Collateral is held hereunder.

         7. RIGHTS UNDER PURCHASE AGREEMENT. Pledgor understands and agrees that the Company's rights to repurchase the Collateral under the Purchase Agreement, if any, will continue for the periods and on the terms and conditions specified in the Purchase Agreement, whether or not the Note has been paid during such period of time, and that to the extent that the Note is not paid during such period of time, the repurchase by the Company of the Collateral may be made by way of cancellation of all or any part of Pledgor's indebtedness under the Note.

         8. REDELIVERY OF COLLATERAL. Upon payment in full of the entire principal sum and all accrued interest due under the Note, and subject to the terms and conditions of the Purchase Agreement, the Company will immediately redeliver the Collateral to Pledgor and this

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Agreement will terminate; provided, however, that all rights of the Company to retain possession of the Shares pursuant to the Purchase Agreement will survive termination of this Agreement.

         9. SUCCESSORS AND ASSIGNS. This Agreement will inure to the benefit of the respective heirs, personal representatives, successors and assigns of the parties hereto.

         10. GOVERNING LAW; SEVERABILITY. This Agreement will be governed by and construed in accordance with the internal laws of the State of California, excluding that body of law relating to conflicts of law. Should one or more of the provisions of this Agreement be determined by a court of law to be illegal or unenforceable, the other provisions nevertheless will remain effective and will be enforceable.

         11. MODIFICATION; ENTIRE AGREEMENT. This Agreement will not be amended without the written consent of both parties hereto. This Agreement constitutes the entire agreement of the parties hereto with respect to the subject matter hereof and supersedes all prior agreements and understandings related to such subject matter.

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date and year first above written.

EXCITE, INC.                             PLEDGOR


By: /s/ George Bell                       /s/ Brett Bullington
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                                         (Signature)


GEORGE BELL                              BRETT BULLINGTON
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(Please print name)                      (Please print name)


PRESIDENT
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(Please print title)


             [SIGNATURE PAGE TO EXCITE, INC. STOCK PLEDGE AGREEMENT]


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